UNITED STATES

SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6643

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	3/31
Date of reporting period:	9/30/04

FORM N-CSR
Item 1.	Reports to Stockholders.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
16	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION

Back Cover

2
Dreyfus New Jersey
Intermediate Municipal Bond Fund	The	Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus New Jersey Intermediate Municipal Bond Fund covers the six-month period from April 1, 2004, through September 30, 2004. Inside, you’ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund’s portfolio manager, Scott Sprauer.

The U.S. economy has alternated between signs of strength and weakness, causing heightened volatility in the municipal bond market. Although the Federal Reserve Board (the “Fed”) raised short-term interest rates three times during the reporting period, bond prices generally have held up better than many analysts expected, as investors apparently have revised their economic expectations in response to the insurgency in Iraq, higher energy prices and some disappointing labor statistics.

The Fed’s move to a less accommodative monetary policy may be signaling the beginning of a new phase in the economic cycle. At times such as these, when market conditions are in a period of transition, we believe it is especially important for investors to stay in close touch with their financial advisors.Your financial advisor can help you rebal-ance your portfolio in a way that is designed to respond to the challenges and opportunities of today’s changing investment environment.

Thank you for your continued confidence and support.

The Dreyfus Corporation October 15, 2004

DISCUSSION OF FUND PERFORMANCE

Scott Sprauer, Portfolio Manager

How did Dreyfus New Jersey Intermediate Municipal Bond Fund perform relative to its benchmark?

For the six-month period ended September 30, 2004, the fund achieved a total return of 0.75% .1 The Lehman Brothers 7-Year Municipal Bond Index (the “Index”), the fund’s benchmark, achieved a total return of 0.98% for the same period.2 In addition, the average total return for all funds reported in the Lipper Other States Intermediate Municipal Debt Funds category was 0.67% .3

Although returns among municipal bonds generally were flat for the reporting period overall, the market experienced heightened volatility as investors revised their expectations for the economy, inflation and interest rates. The fund produced a higher return than its Lipper category average, primarily because of strong income returns from its seasoned, core holdings as well as a focus on bonds with strong liquidity characteristics for new purchases. However, the fund underperformed the Index, primarily because the Index does not reflect fund fees and expenses.

What is the fund’s investment approach?

The fund’s objective is to seek as high a level of income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital.

To pursue its goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and New Jersey state personal income taxes.The dollar-weighted average maturity of the fund’s portfolio ranges between three and 10 years. Although the fund currently intends to invest only in investment-grade municipal bonds, or the unrated equivalent as determined by Dreyfus, it has the ability to invest up to 20% of its net assets in municipal bonds of below investment-grade credit quality.

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds

The Fund

3

DISCUSSION OF FUND PERFORMANCE (continued)
4

for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond’s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.A portion of the fund’s assets may be allocated to “discount” bonds, which are bonds that sell at a price below their face value, or to “premium” bonds, which are bonds that sell at a price above their face value.The fund’s allocation to either discount bonds or to premium bonds will change along with the portfolio manager’s changing views of the current interest-rate and market environment.The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund’s performance?

Soon after the reporting period began, stronger job growth and rising energy prices rekindled investors’ inflation-related concerns, causing municipal bond prices to fall sharply. In an effort to forestall potential inflationary pressures, the Federal Reserve Board raised interest rates three times during the reporting period, driving the overnight federal funds rate to 1.75% in its first rate-hikes in more than four years. During the summer, however, investor’s inflation-related concerns moderated when the U.S. economy hit a “soft patch” due to higher energy prices and an apparent return to disappointing labor statistics. As a result, municipal bonds generally rallied over the reporting period’s second half, erasing most of their earlier losses.

In addition, the fiscal condition of many states and municipalities improved during the reporting period. New Jersey’s tax revenues exceeded expectations, driven higher by unexpectedly strong corporate tax revenues, and the state began its 2005 fiscal year with a balanced budget. However, constitutional challenges to some of its borrowing strategies proved successful, and the courts barred New Jersey from issuing bonds to balance future budgets.As a result, the state expects a $4.4 billion budget gap for fiscal 2006, and in July, the three major bond rating agencies reduced New Jersey’s credit rating by one notch, resulting in ratings at the lower end of the “double-A” range.The state also faces heightened political uncertainty in the wake of the announced resignation of Governor McGreevey.

When making new purchases, we emphasized premium-coupon bonds with maturities in the 18- to 20-year range and provisions for possible early redemption over the next several years. Because these types of securities historically have held up better during market declines, they helped the fund withstand the reporting period’s heightened market volatility. In addition, we set the fund’s average duration in a range we considered in line with to slightly longer than industry averages, a positioning that enabled us to capture more fully the market’s rally during the second half of the reporting period.

What is the fund’s current strategy?

We have maintained the fund’s core holdings of seasoned municipal bonds, many of which offer higher yields than currently are available. When making new purchases, we have continued to focus on highly liquid, premium-coupon bonds from well-known issuers. At the same time, to manage risks more effectively, we have attempted to diversify the fund’s holdings more broadly along the maturity spectrum. In our view, these are prudent strategies in an environment of economic uncertainty and rising interest rates.

October 15, 2004
[1]	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Income may be subject to state and local taxes for non-New Jersey residents, and some income may be subject to the federal alternative minimum tax (AMT) for certain investors. Capital gains, if any, are fully taxable. Return figures provided reflect the absorption of fund expenses by The Dreyfus
Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s return would have been lower.
[2]	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged total return performance benchmark for the investment-grade, geographically unrestricted 7-year tax-
exempt bond market, consisting of municipal bonds with maturities of 6-8 years.
[3]	Source: Lipper Inc.

The Fund 5

STATEMENT U N D E R S TA OF INVESTMENTS N D I N G YO U R F U N D ’ S E X P E N S E S ( U n a u d i t e d )

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus New Jersey Intermediate Municipal Bond Fund from April 1, 2004 to September 30, 2004. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended September 30, 2004

Expenses paid per $1,000 †	$ 3.93
Ending value (after expenses)	$1,007.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended September 30, 2004

Expenses paid per $1,000 †	$ 3.95
Ending value (after expenses)	$1,021.16

  Expenses are equal to the fund’s annualized expense ratio of .78%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).
6

STATEMENT OF INVESTMENTS September 30, 2004 (Unaudited)
	Principal
Long-Term Municipal Investments—99.8%	Amount ($)	Value ($)

New Jersey—96.2%
Atlantic City Board of Education:
5.50%, 12/1/2008 (Insured; FSA,
Guaranteed; School Board Reserve Fund)	1,250,000	1,396,037
6%, 12/1/2013 (Insured; FSA,
Guaranteed; School Board Reserve Fund)	3,205,000	3,823,661
Bayshore Regional Sewer Authority,
Subordinated Sewer Revenue:
5.30%, 4/1/2008 (Insured; MBIA)	1,000,000	1,068,410
5.40%, 4/1/2009 (Insured; MBIA)
(Prerefunded 4/1/2006)	1,000,000 [a]	1,072,840
Bergen County Improvement Authority, School District
Revenue (Engelwood City Board of Education Project):
5.25%, 4/1/2018	1,400,000	1,561,238
5.25%, 4/1/2019	1,475,000	1,636,188
5.25%, 4/1/2020	1,550,000	1,710,301
Bergen County Utilities Authority, Water Pollution Control
Revenue 5.375%, 12/15/2013 (Insured; FGIC)	1,155,000	1,301,258
Brick Township Municipal Utilities Authority, Water
and Sewer Revenue 5.10%, 12/1/2009 (Insured; FGIC)	1,500,000	1,608,480
Burlington County Bridge Commission, LR
(Governmental Leasing Program):
5.25%, 8/15/2016	1,100,000	1,207,239
5.25%, 8/15/2017	1,355,000	1,482,275
Camden County Municipal Utilities Authority,
County Agreement Sewer Revenue
5%, 7/15/2009 (Insured; FGIC)	3,200,000	3,426,080
Cape May County Municipal Utilities Authority
5.75%, 1/1/2016 (Insured; FSA)	2,000,000	2,361,300
Delaware River and Bay Authority, Revenue:
5.25%, 1/1/2017 (Insured; MBIA)	1,160,000	1,281,150
5.25%, 1/1/2019 (Insured; MBIA)	2,390,000	2,614,779
Freehold Regional High School:
5.50%, 3/1/2009 (Insured; FGIC,
Guaranteed; School Board Reserve Fund)	1,450,000	1,625,232
5.50%, 3/1/2010 (Insured; FGIC,
Guaranteed; School Board Reserve Fund)	2,460,000	2,787,131
Hoboken Parking Utilities 5.25%, 1/1/2018 (Insured; FGIC)	3,210,000	3,514,276
Hudson County Improvement Authority,
Facility Lease Revenue (Hudson County Lease Project)
5.25%, 10/1/2012 (Insured; FGIC)	2,795,000	3,094,987

	The Fund	7

S T A T E M E N T O F I N V E S T M E N T S ( U n a u d i t e d ) (continued)

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
Jersey City:
Public Improvement 5.25%, 9/1/2010
(Insured; MBIA) (Prerefunded 9/1/2009)	1,605,000 [a]	1,807,808
Water 5.20%, 10/1/2008 (Insured; AMBAC)	1,565,000	1,690,810
Middlesex County Utilities Authority, Sewer Revenue
6.25%, 8/15/2010 (Insured; MBIA)	1,500,000	1,696,005
Monmouth County 5.10%, 10/1/2010
(Prerefunded 10/1/2005)	2,600,000 [a]	2,741,206
New Jersey Economic Development Authority, Revenue:
Department of Human Services
5.75%, 7/1/2014	1,080,000	1,217,506
District Heating and Cooling (Trenton-
Trigen Project) 6.10%, 12/1/2004	640,000	643,514
Economic Development (Masonic
Charity Foundation) 5%, 6/1/2018	1,680,000	1,786,344
(Public Schools Small Project
Loan Program) 5%, 8/15/2010	3,065,000	3,407,330
School (The Peddie School Project)
4%, 2/1/2007	1,000,000	1,044,260
School Facilities, Construction:
5.50%, 6/15/2011 (Insured; AMBAC)	2,500,000	2,849,225
5.25%, 6/15/2016 (Insured; AMBAC)	4,500,000	4,966,965
(Transportation Project Sublease)
5.25%, 5/1/2011 (Insured; FSA)	2,210,000	2,478,736
New Jersey Educational Facilities Authority, Revenue:
College and University:
(College of New Jersey)
5.375%, 7/1/2017 (Insured; FGIC)	1,300,000	1,439,516
(Fairleigh Dickenson University)
6%, 7/1/2020	2,000,000	2,167,980
(Montclair State University)
5.125%, 7/1/2022 (Insured; MBIA)	1,840,000	1,978,754
Motor Vehicle Surcharge Revenue
Zero Coupon, 7/1/2018 (Insured; MBIA)	5,000,000	2,687,700
(Princeton University):
5.125%, 7/1/2012	1,550,000	1,731,024
5.25%, 7/1/2014 (Prerefunded 7/1/2010)	2,885,000 [a]	3,240,894
(Seton Hall University):
5.25%, 7/1/2006 (Insured; AMBAC)	2,030,000	2,148,613
5.25%, 7/1/2009 (Insured; AMBAC)	1,050,000	1,167,390
Public Library Project Grant Issue
5.50%, 9/1/2017 (Insured; AMBAC)	1,500,000	1,678,920

8

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority,
Health Hospital and Nursing Home Revenue:
(Atlantic City Medical Center) 6%, 7/1/2012	3,145,000	3,559,385
(Capital Health System Obligated Group)
5.50%, 7/1/2011	2,730,000	2,975,946
(Deborah Heart and Lung Center)
5.90%, 7/1/2005	790,000	800,491
(Health Care System Obligated Group)
5.50%, 7/1/2012	1,645,000	1,790,253
(Raritan Bay Medical Center Issue)
6.625%, 7/1/2005	2,800,000	2,871,372
(Robert Wood Johnson University Center):
5%, 7/1/2008 (Insured; MBIA)	1,500,000	1,584,750
5.375%, 7/1/2013	2,000,000	2,165,040
(Saint Joseph’s Hospital and Medical Center)
5.15%, 7/1/2006 (Insured; Connie Lee)	2,555,000	2,677,282
(Somerset Medical Center) 5.50%, 7/1/2018	4,155,000	4,337,903
(South Jersey Hospital) 6%, 7/1/2012	3,000,000	3,386,760
(Trinitas Hospital Obligated Group) 7.375%, 7/1/2015	4,000,000	4,603,160
New Jersey Housing and Mortgage
Finance Agency, Revenue, Home Buyer
5%, 4/1/2005 (Insured; MBIA)	2,000,000	2,028,600
New Jersey Transportation Trust Fund Authority,
Transportation System:
5.50%, 6/15/2009	2,725,000	3,066,797
5%, 6/15/2014 (Prerefunded 6/15/2008)	2,500,000 [a]	2,699,125
6%, 12/15/2014 (Insured; MBIA)
(Prerefunded 12/15/2011)	4,000,000 [a]	4,703,402
6%, 12/15/2016 (Insured; MBIA)
(Prerefunded 12/15/2011)	5,000,000 [a]	5,904,100
New Jersey Turnpike Authority, Turnpike Revenue:
5.75%, 1/1/2010 (Insured; MBIA)
(Prerefunded 1/1/2010)	685,000 [a]	781,421
5.75%, 1/1/2010 (Insured; MBIA)	2,315,000	2,632,386
6%, 1/1/2014 (Insured; MBIA)
(Prerefunded 1/1/2014)	1,820,000 [a]	2,172,898
6%, 1/1/2014 (Insured; MBIA)	3,180,000	3,777,268
5%, 1/1/2020 (Insured; FSA)	5,000,000	5,337,300
North Hudson Sewer Authority, Sewer Revenue:
5.25%, 8/1/2010 (Insured; FGIC)	3,825,000	4,081,045
5.25%, 8/1/2016 (Insured; FGIC)	2,000,000	2,205,520
5.25%, 8/1/2017 (Insured; FGIC)	2,000,000	2,198,400

The Fund
9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

New Jersey (continued)
North Jersey District of Water Supply Commission
(Wanaque South Project):
5.25%, 7/1/2014 (Insured; MBIA)	2,200,000		2,471,216
5.25%, 7/1/2015 (Insured; MBIA)	4,570,000		5,104,279
Northeast Monmouth County Regional Sewer Authority,
Sewer Revenue 5%, 11/1/2010 (Insured; MBIA)	2,250,000		2,402,955
Ocean County, General Improvement:
5.65%, 7/1/2005	1,600,000		1,637,312
5%, 9/1/2012	1,300,000		1,430,910
5%, 9/1/2013	1,200,000		1,321,188
Ocean County Utilities Authority,
Wastewater Revenue 5.25%, 1/1/2017	1,500,000		1,637,160
Plumsted Township Board of Education
4.25%, 9/1/2018 (Insured; FGIC)	1,970,000		2,003,569
Port Authority of New York and New Jersey
(Consolidated Board 101st Series)
5.25%, 9/15/2006 (Insured; MBIA)	1,000,000		1,040,440
Reading Township Board of Education
5%, 1/1/2018 (Insured; FSA)	1,035,000	[b]	1,122,240
South Brunswick Township Board of Education
5.625%, 12/1/2010 (Insured; FGIC, Guaranteed;
School Board Reserve Fund) (Prerefunded 12/1/2009)	1,820,000	[a]	2,072,434
South Jersey Transportation Authority,
Transportation System Revenue
5.25%, 11/1/2012 (Insured; FSA)	2,105,000		2,384,755
Southeast Morris County Municipal Utilities Authority,
Water Revenue 5%, 1/1/2012 (Insured; MBIA)	1,000,000		1,097,360
Southern Regional High School District 5.50%, 9/1/2011
(Insured; MBIA) (Prerefunded 9/1/2006)	1,600,000	[a]	1,708,912
Tobacco Settlement Financing Corporation
5.375%, 6/1/2018	2,500,000		2,288,850
Trenton 5.125%, 1/15/2013 (Insured; FGIC)	1,000,000		1,096,190
Washington Township Board of Education 5%, 2/1/2016	3,030,000		3,309,063
Western Monmouth Utilities Authority, Revenue
5.15%, 2/1/2008 (Insured; AMBAC)	1,000,000		1,031,280

10

Principal
Long-Term Municipal Investments (continued)	Amount ($)	Value ($)

U.S. Related—3.6%
Children’s Trust Fund of Puerto Rico, Tobacco Settlement
Revenue 5.75%, 7/1/2012 (Prerefunded 7/1/2010)	1,500,000	[a]	1,715,970
Puerto Rico Highway and Transportation Authority,
Transportation Revenue 5%, 7/1/2022 (Insured; FGIC)	1,615,000		1,715,405
Puerto Rico Public Buildings Authority, Revenue
(Government Facilities) 4.50%, 7/1/2022	2,000,000		2,106,680
Virgin Islands Public Finance Authority, Revenue
(Senior Lien Fund) 5.50%, 10/1/2008 (Insured; ACA)	1,500,000		1,644,900

Total Investments (cost $187,393,614)	99.8%		197,827,034
Cash and Receivables (Net)	.2%		379,672
Net Assets	100.0%		198,206,706

The Fund

11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Summary of Abbreviations

ACA	American Capital Access	FSA	Financial Security Assurance
AMBAC	American Municipal Bond	LR	Lease Revenue
	Assurance Corporation	MBIA	Municipal Bond Investors Assurance
COP	Certificate of Participation		Insurance Corporation
FGIC	Financial Guaranty Insurance
	Company

Summary of Combined Ratings (Unaudited)

Fitch	or Moody’s or	Standard & Poor’s Value (%) †

AAA	Aaa	AAA	72.8
AAA	Aaa	AAA	7.8
A	A	A	7.5
BBB	Baa	BBB	10.5
Not Rated [c]	Not Rated [c]	Not Rated [c]	1.4
			100.0

†	Based on total investments.
[a]	Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used
	to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
[b]	Purchased on a delayed delivery basis.
[c]	Securities which, while not rated by Fitch, Moody’s and Standard & Poor’s, have been determined by the Manager to
	be of comparable quality to those rated securities in which the fund may invest.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2004 (Unaudited)

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	187,393,614	197,827,034
Interest receivable		2,488,361
Prepaid expenses		8,772
		200,324,167

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		105,627
Cash overdraft due to Custodian		763,581
Payable for investment securities purchased		1,124,951
Payable for shares of Beneficial Interest redeemed		80,193
Accrued expenses		43,109
		2,117,461

Net Assets ($)		198,206,706

Composition of Net Assets ($):
Paid-in capital		187,863,649
Accumulated net realized gain (loss) on investments		(90,363)
Accumulated net unrealized appreciation
(depreciation) on investments		10,433,420

Net Assets ($)		198,206,706

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)		13,950,528
Net Asset Value, offering and redemption price per share—Note 3(d) ($)		14.21

See notes to financial statements.

The Fund

13

STATEMENT OF OPERATIONS Six Months Ended September 30, 2004 (Unaudited)
Investment Income ($):
Interest income	4,451,097
Expenses:
Management fee—Note 3(a)	604,019
Shareholder servicing costs—Note 3(b)	116,949
Professional fees	25,853
Custodian fees	11,948
Trustees fees and expenses—Note 3(c)	11,880
Registration fees	5,098
Prospectus and shareholders’ reports	3,766
Loan commitment fees—Note 2	650
Miscellaneous	10,151
Total Expenses	790,314
Less—reduction in management fee
due to undertaking—Note 3(a)	(3,365)
Less—reduction in custody fees
due to earnings credits—Note 1(b)	(2,626)
Net Expenses	784,323
Investment Income—Net	3,666,774

Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(90,087)
Net unrealized appreciation (depreciation) on investments	(2,681,443)
Net Realized and Unrealized Gain (Loss) on Investments	(2,771,530)
Net Increase in Net Assets Resulting from Operations	895,244

See notes to financial statements.
14

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	September 30, 2004	Year Ended
	(Unaudited)	March 31, 2004

Operations ($):
Investment income—net	3,666,774	8,051,054
Net realized gain (loss) on investments	(90,087)	786,022
Net unrealized appreciation
(depreciation) on investments	(2,681,443)	(99,209)
Net Increase (Decrease) in Net Assets
Resulting from Operations	895,244	8,737,867

Dividends to Shareholders from ($):
Investment income—net	(3,666,774)	(8,042,330)
Net realized gain on investments	(211,730)	(333,977)
Total Dividends	(3,878,504)	(8,376,307)

Beneficial Interest Transactions ($):
Net proceeds from shares sold	12,619,165	31,869,978
Dividends reinvested	3,201,583	7,076,417
Cost of shares redeemed	(30,431,507)	(45,288,556)
Increase (Decrease) in Net Assets
from Beneficial Interest Transactions	(14,610,759)	(6,342,161)
Total Increase (Decrease) in Net Assets	(17,594,019)	(5,980,601)

Net Assets ($):
Beginning of Period	215,800,725	221,781,326
End of Period	198,206,706	215,800,725

Capital Share Transactions (Shares):
Shares sold	897,839	2,217,796
Shares issued for dividends reinvested	228,252	493,639
Shares redeemed	(2,179,747)	(3,168,428)
Net Increase (Decrease) in Shares Outstanding	(1,053,656)	(456,993)

See notes to financial statements.

The Fund

15

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
September 30, 2004			Year Ended March 31,

	(Unaudited)	2004	2003	2002 [a]	2001	2000

Per Share Data ($):
Net asset value,
beginning of period	14.38	14.34	13.70	13.82	13.32	13.93
Investment Operations:
Investment income—net	.26[b]	.53[b]	.55[b]	.56[b]	.59	.59
Net realized and unrealized
gain (loss) on investments	(.15)	.06	.64	(.13)	.49	(.61)
Total from Investment Operations	.11	.59	1.19	.43	1.08	(.02)
Distributions:
Dividends from investment
income—net	(.26)	(.53)	(.55)	(.55)	(.58)	(.59)
Dividends from net realized
gain on investments	(.02)	(.02)	—	—	(.00)[c]	—
Total Distributions	(.28)	(.55)	(.55)	(.55)	(.58)	(.59)
Net asset value, end of period	14.21	14.38	14.34	13.70	13.82	13.32

Total Return (%)	.75[d]	4.20	8.83	3.15	8.35	(.09)

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.79[e]	.79	.79	.77	.80	.83
Ratio of net expenses
to average net assets	.78[e]	.78	.79	.77	.78	.79
Ratio of net investment income
to average net assets	3.64[e]	3.69	3.88	3.99	4.34	4.38
Portfolio Turnover Rate	13.08[d]	22.93	39.20	32.37	16.71	16.95

Net Assets, end of period

($ x 1,000) 198,207 215,801 221,781 211,253 207,433 188,705

[a]	As required, effective April 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing discount or premium on a scientific basis for debt securities on a daily basis.The effect of this change for the period ended March 31, 2002 was to increase net investment income per share and decrease net realized and unrealized gain (loss) on investments per share by less than $.01 and increase the ratio of net investment income to average net assets by less than $.01%. Per share data and ratios/supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.
[b]	Based on average shares outstanding at each month end.
[c]	Amount represents less than $.01 per share.
[d]	Not annualized.
[e]	Annualized.
See notes to financial statements.
16

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus New Jersey Intermediate Municipal Bond Fund (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company.The fund’s investment objective is to provide investors with as high a level of current income exempt from federal and New Jersey state income taxes as is consistent with the preservation of capital.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser. The Manager is a wholly-owned subsidiary of Mellon Financial Corporation (“Mellon Financial”). Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued each business day by an independent pricing service (the “Service”) approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of

The Fund

17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

18

comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S.Treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal period ended March 31, 2004, was as follows: tax exempt income $8,042,330 and long-term capital gains $333,977.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the “Facility”) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2004, the fund did not borrow under the Facility.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund’s average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2004 through September 30, 2004, to reduce the management fee paid by the fund, if the aggregated annual expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed an annual rate of .80 of 1% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $3,365, during the period ended September 30, 2004.

The Fund

19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

20

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2004, the fund was charged $57,207 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2004, the fund was charged $34,727 pursuant to the transfer agency agreement.

The components of Due to The Dreyfus Corporation and affiliates in the Statement of Assets and Liabilities consist of: management fees $97,992, and transfer agency per account fees $11,000, which are offset against an expense reimbursement currently in effect in the amount of $3,365.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund’s exchange privilege. During the period ended September 30, 2004, redemption fees charged and retained by the fund amounted to $3,127.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2004, amounted to $25,802,716 and $38,120,764, respectively.

At September 30, 2004, accumulated net unrealized appreciation on investments was $10,433,420, consisting of $10,604,554 gross unrealized appreciation and $171,134 gross unrealized depreciation.

At September 30, 2004, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Legal Matters:

Two class actions have been filed against Mellon Financial, Mellon Bank, N.A., Dreyfus, Founders Asset Management LLC and the directors of all or substantially all of the Dreyfus funds, on behalf of a purported class and derivatively on behalf of said funds, alleging violations of the Investment Company Act of 1940, the Investment Advisers Act of 1940, and the common law. The complaints alleged, among other things, (i) that 12b-1 fees and directed brokerage were improperly used to pay brokers to recommend Dreyfus funds over other funds, (ii) that such payments were not disclosed to investors, (iii) that economies of scale and soft-dollar benefits were not passed on to investors, and (iv) that 12b-1 fees charged to certain funds that were closed to new investors were also improper. The complaints sought compensatory and punitive damages, rescission of the advisory contracts and an accounting and restitution of any unlawful fees, as well as an award of attorneys’ fees and litigation expenses. On April 22, 2004, the actions were consolidated under the caption In re Dreyfus Mutual Funds Fee Litigation, and a consolidated amended complaint was filed on September 13, 2004.While adding new parties and claims under state and federal law, the allegations in the consolidated amended complaint essentially track the allegations in the prior complaints pertaining to 12b-1 fees, directed brokerage, soft dollars and revenue sharing. Dreyfus and the funds believe the allegations to be totally without merit and intend to defend the action vigorously.

The Fund

21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

22

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the defendants in the future. Neither Dreyfus nor the Dreyfus funds believe that any of the pending actions will have a material adverse effect on the Dreyfus funds or Dreyfus’ ability to perform its contracts with the Dreyfus funds.

NOTES

For More	Information

Dreyfus New Jersey	Transfer Agent &
Intermediate Municipal	Dividend Disbursing Agent
Bond Fund
Dreyfus Transfer, Inc.
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166

Manager	Distributor
The Dreyfus Corporation
Dreyfus Service Corporation
200 Park Avenue
200 Park Avenue
New York, NY 10166
New York, NY 10166
Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the 12-month period ended June 30, 2004, is available through the fund’s website at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-645-6561.

Beginning with the fund’s fiscal quarter ending December 31, 2004, the fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

®

© 2004 Dreyfus Service Corporation 0751SA0904

Item 2.	Code of Ethics.
Not applicable.
Item 3.	Audit Committee Financial Expert.
Not applicable.
Item 4.	Principal Accountant Fees and Services.
Not applicable.
Item 5.	Audit Committee of Listed Registrants.
Not applicable.
Item 6.	[Reserved]
Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable.
Item 8.	Purchases of Equity Securities by Closed-End Management Investment Companies
and Affiliated Purchasers.
Not applicable.
Item 9.	Submission of Matters to a Vote of Security Holders.

The Fund has a Nominating Committee, which is responsible for selecting and nominating persons for election or appointment by the Fund’s Board as Board members. The Committee has adopted a Nominating Committee Charter (“Charter”). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Fund, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor West, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Fund and its shareholders. Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 10. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1)	not applicable
(a)(2)	Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3)	Not applicable.
(b)	Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS NEW JERSEY INTERMEDIATE MUNICIPAL BOND FUND

By:	/s/ Stephen E. Canter
Stephen E. Canter
President

Date:	November 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of
1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter
Stephen E. Canter
Chief Executive Officer

Date:	November 23, 2004

By:	/s/ James Windels
James Windels
Chief Financial Officer

Date:	November 23, 2004

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)